Exhibit 4.1

COMMON STOCK		COMMON STOCK

SHARES

HC	HOMEOWNERS CHOICE, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
CUSIP 43741E 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

    THIS CERTIFIES THAT

    is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF

HOMEOWNERS CHOICE, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

PRESIDENT	SECRETARY

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT– __________ Custodian _________
TEN ENT	–	as tenants by the entireties	(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as	under Uniform Gifts to Minors
		tenants in common	Act _________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.